UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
August 5, 2019
Date of Report
(Date of earliest event reported)

Cornerstone OnDemand, Inc.
(Exact name of registrant as specified in its charter)
Commission File Number 001-35098

Delaware	13-4068197
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)
1601 Cloverfield Blvd.
Suite 620 South
Santa Monica, CA 90404
(Address of principal executive offices, including zip code)

(310) 752-0200

(Registrant’s telephone number, including area code) (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CSOD	Nasdaq Stock Market LLC	(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02 Results of Operations and Financial Condition.
On August 5, 2019, Cornerstone OnDemand, Inc. (the “Company”) filed a Current Report on Form 8-K with a press release and a letter to its shareholders reporting results for the quarter ended June 30, 2019. The shareholder letter and the tables in the press release remain unchanged. However, the Company is filing an amendment to that Form 8-K solely to correct certain typographical errors that appear in the sixth sub-bullet under the headline “Second Quarter 2019 Results” in the press release.
Specifically, the sub-bullet in the original press release states: “Non-GAAP net income for the second quarter of 2019 was $12.4 million, or a $0.21 diluted net income per share, compared to $7.8 million and $0.12 diluted net loss per share in the same period of the prior year.”
The sub-bullet in the corrected press release states: “Non-GAAP net income for the second quarter of 2019 was $12.4 million, or a $0.19 diluted net income per share, compared to $7.8 million and $0.12 diluted net income per share in the same period of the prior year.”
There were no other changes to the press release. The corrected press release and the original letter to shareholders are furnished herewith as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.
The information set forth under this Item 2.02, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
The attached corrected press release and original letter to shareholders include a discussion of certain non-GAAP financial measures as well as a reconciliation of such non-GAAP financial measures to the corresponding GAAP financial measures.
Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
99.1	Press release dated August 5, 2019 (revised)
99.2	Letter to Shareholders, dated August 5, 2019

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cornerstone OnDemand, Inc.

By: /s/ Brian L. Swartz
Brian L. Swartz
Chief Financial Officer
Date: August 6, 2019